UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2023 (October 25, 2023)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, UK

 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Tronox Holdings plc (the “Company”), dated October 25, 2023, reporting the Company’s financial results for the third quarter ended September 30, 2023. Such information, including the Exhibit 99.1 furnished hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2023, the Company announced that Jean-Francois Turgeon, the Company’s Co-Chief Executive Officer, will retire from the Company effective on April 1, 2024. Subsequent to April 1, 2024, Mr. Turgeon will remain as a member of the Company’s Board of Directors (the “Board”) and the Board intends to nominate Mr. Turgeon for re-election to the Board at the Company’s 2024 annual general meeting of shareholders. There are no changes to Mr. Turgeon’s compensatory arrangements with the Company in connection with such retirement.

In addition, the Company also announced in such press release that upon Mr. Turgeon’s retirement on April 1, 2024, Mr. John Romano, currently the Company’s Co-CEO, will become the Company’s sole CEO. It is expected that the Company and Mr. Romano will enter into an amended employment agreement in connection with his role as the Company’s sole CEO. Once finalized, any such amended employment agreement would be filed as an amendment to this Current Report on Form 8-K and incorporated therein by reference.

A summary of Mr. Romano’s biographical and business experience can be found in the Company’s Definitive Proxy Statement filed with Securities and Exchange Commission on March 23, 2023 under the heading “Biographical Information on our Director Nominees,” which summary is incorporated by reference in this Item 5.02. There are no related party transactions between the Company and Mr. Romano that would be required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Release, dated October 25, 2023, reporting Tronox Holdings plc’s financial results for the third quarter 2023.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: October 26, 2023	By:	/s/ Jeffrey N. Neuman
		Name:	Jeffrey N. Neuman
		Title:	Senior Vice President, General Counsel and Secretary